                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                          Vice President and Secretary
                        Scudder International Fund, Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31/03

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Greater Europe Growth Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Greater Europe Growth Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Class A(a)	2.20%	-18.84%	-17.96%	-6.15%	6.97%
Class B(a)	1.85%	-19.49%	-18.60%	-6.89%	6.12%
Class C(a)	1.85%	-19.48%	-18.58%	-6.87%	6.14%
MSCI Europe Index+	4.17%	-15.17%	-13.60%	-5.60%	5.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/03	$ 18.39	$ 18.18	$ 18.19
10/31/02	$ 18.06	$ 17.85	$ 17.86
Distribution Information: Six Months: Income Dividends	$ .07	$ -	$ -

Class A Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	128	of	173	74

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Greater Europe Growth Fund - Class A(c) [] MSCI Europe Index+

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class***
Class A(c)	Growth of $10,000	$7,650	$5,205	$6,863	$16,777
	Average annual total return	-23.50%	-19.56%	-7.25%	6.23%
Class B(c)	Growth of $10,000	$7,810	$5,288	$6,930	$16,623
	Average annual total return	-21.90%	-19.13%	-7.07%	6.12%
Class C(c)	Growth of $10,000	$7,972	$5,343	$6,937	$16,493
	Average annual total return	-20.28%	-18.85%	-7.05%	6.02%
MSCI Europe Index+	Growth of $10,000	$8,483	$6,451	$7,495	$16,208
	Average annual total return	-15.17%	-13.60%	-5.60%	5.85%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
a Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within 1 year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Scudder Greater Europe Growth Fund - Class S	2.36%	-18.62%	-17.73%	-5.88%	7.27%
MSCI Europe Index+	4.17%	-15.17%	-13.60%	-5.60%	5.85%

	6-Month**	1-Year	Life of Class****
Scudder Greater Europe Growth Fund - Class AARP	2.37%	-18.63%	-17.82%
MSCI Europe Index+	4.17%	-15.17%	-13.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 18.41	$ 18.42
10/31/02	$ 18.10	$ 18.11
Distribution Information: Six Months: Income Dividends	$ .12	$ .12

Class S Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	125	of	173	72
3-Year	91	of	126	72
5-Year	34	of	68	50

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Greater Europe Growth Fund - Class S [] MSCI Europe Index+

Yearly periods ended April 30

Comparative Results*
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class***
Class S	Growth of $10,000	$8,138	$5,569	$7,384	$18,228
	Average annual total return	-18.62%	-17.73%	-5.88%	7.27%
MSCI Europe Index+	Growth of $10,000	$8,483	$6,451	$7,495	$16,208
	Average annual total return	-15.17%	-13.60%	-5.60%	5.85%

Notes to Performance Summary

The growth of $10,000 is cumulative.

* Returns and rankings during the 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
**** On October 2, 2000, the Fund commenced offering Class AARP shares. Index returns begin September 30, 2000.
+ The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Lead Portfolio Manager Alexander "Sandy" Black discusses Scudder Greater Europe Growth Fund's performance and the market environment during the six-month period ended April 30, 2003.

Q: How would you describe the European equity markets for the semiannual period ending April 30, 2003?

A: European markets began the six-month period with a sharp rally in November that was led by more volatile stocks. By the end of November, the rally had subsided, and from that time through the recent bottom in mid-March, European markets fell by more than 25%, which is a big decline in a four-and-a-half-month period. This decline was driven by a combination of factors, including:

• concerns about the US-led war with Iraq

• expectations of earnings shortfalls

• concerns about the direction of business and consumer confidence

These factors only made most investors more wary of investing. Very few people were interested in adding to positions in equities. Markets reached their lowest point on March 12, and from that date to the end of the period on April 30, European markets rose markedly, especially in April. In that month, there was a reversal of a number of the trends highlighted above - the war concluded, the first-quarter reporting season was generally better than had been anticipated by analysts, and economic outlooks were not worse than expected.

Markets have now returned to a more normal view of the world, although there is still a substantial amount of caution around long-term developments for economies and corporate profits. However, we believe investors might have moved away from that extremely negative, highly risk-averse position that they demonstrated in the middle of the six-month period. We're not just referring to individual investors. Notably, merger and acquisition activity, which had been at very low levels for two years, appears to be reviving. In this regard, the financial press has reported some interesting merger possibilities, such as HSBC and Household International (Household International was not a holding in the portfolio as of April 30, 2003).

Q: What was the performance of Scudder Greater Europe Growth Fund against this six-month backdrop?

A: Within this clearly tempestuous, albeit marginally improving, environment, the MSCI Europe Index returned 4.17% for the semiannual period ending April 30, 2003, compared with Scudder Greater Europe Growth Fund, which returned 2.20% (Class A shares unadjusted for sales charges) for the period.1 (Please see pages 3 through 8 for the performance of other share classes.)

1 The Morgan Stanley Capital International Europe Equity Index (MSCI Europe Index) is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.

The primary reason for the fund's underperformance during this period was its defensive posture in November. We did not own many of the strong performers during that month because we were skeptical of the fundamentals; many of the top-performing companies during that month had questionable balance sheets.2 While the fund's relative - and absolute - performance improved in subsequent months, it was not enough to compensate for the hit in November.

2 Fundamentals refers to factors considered in fundamental stock analysis, which includes the analysis of a company's balance sheets, products, management, etc.

Q: What were the major contributors to and detractors from the fund's performance?

A: Broadly speaking, our stocks within the financials sector, one of the worst-performing sectors for the period, both detracted and contributed. Those stocks that we held suffered losses, so that hurt performance. On the flip side, we did not hold several financials included in the benchmark that performed poorly, so this positioning helped the fund's performance relative to the benchmark.

Additionally, several consumer-related equities detracted from performance, as many of these stocks experienced a backlash from the Ahold scandal (the Dutch food retailer announced in mid-February that it had overstated its 2001 and 2002 earnings by at least $500 million, and the SEC is now investigating the company's US food service unit for possible fraud). We had no direct exposure to Ahold during the period under review, so this contributed to relative performance.

On a stock-specific basis, two of our top contributors to performance were Spain's Telefonica and Germany's Metro AG. Telefonica provides telecommunication services primarily to countries in Europe and Latin America. The company offers fixed-line and mobile telephone, Internet and data-transmission services to residential and corporate customers. We remain overweight in Telefonica; we were pleased with its full-year 2002 results and believe the outlook is encouraging. (By overweight we mean that the fund has a heavier weighting in a region, sector or security than does the benchmark. Similarly, an underweight means that the fund has a smaller weighting.) Additionally, we believe domestic cash generation alone (not Latin American cash generation), is a major strength behind the stock's valuation.3 In our view, this means any problems in Latin America do not truly affect the earnings growth expectations of the stock.

3 Valuation is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria.

Metro operates retail stores and markets products over the Internet. The company plans to further expand its cash-and-carry and consumer electronics divisions, while also restructuring its supermarket and home improvement divisions. We have a positive stance on Metro and are overweight because we see momentum in the group and its stock appears to be undervalued.

On the other hand, two of the fund's most detrimental positions during the period under review were the French pharmaceutical Aventis and Brambles Industries in the United Kingdom. Our overweight position detracted from returns as Aventis, along with the health care sector, declined significantly during the six-month period. However, following a meeting with the company's senior management, we maintain our positive stance on Aventis. In our view, it is a high-quality company, and its equity valuation is now attractively low. Brambles Industries is a hazardous-waste-disposal specialist operating in 40 countries. It had a disappointing 2002 fourth quarter, and we decided to sell the position during the period. Although the stock has, in fact, retraced a good part of its underperformance thus far in 2003, we do not feel comfortable with the recovery story and believe it could be a long-term underperformer.

Q: With respect to sector or industry exposure, was there any repositioning of the portfolio during the semiannual period?

A: We reduced our weighting in consumer discretionary, banking and insurance stocks during the period. We trimmed consumer discretionary in part because of the uncertainty surrounding the global economic outlook, which usually hampers consumer spending. We expect some weakness in this sector, at least for the near term. In the financials arena, the risk remains that banks' bad debt will be a concern through 2003; with few exceptions, banks are not attractively valued. Insurance stocks are under threat from weak financial markets and fragile balance sheets.

We have used some of these proceeds to increase the fund's position in pharmaceuticals and telecommunications. The European health care sector declined during the period, in part because of the effects of currency exchange. Many European health care companies do a substantial amount of business in the United States, and the weakening US dollar hurt those profits. We believe that many of these companies are fundamentally sound, and we took advantage of the current low prices to add to these positions. Similarly, while telecom struggled during the period, we have observed several examples of beneficial management changes leading to operational improvements and positive cash flow characteristics. In our view, this puts them in a favorable position in uncertain markets. Thus, we added to Deutsche Telekom, which was attractively valued.

Q: What do you recommend that shareholders consider in the months ahead?

A: Certainly the investment environment around the world has been uncomfortable for some time now. With this in mind, we would like to draw shareholders' attention to two key points. First, we focus on finding the best European companies that offer investment opportunity. As discussed in previous reports, we use a measure called cash-flow return on investment, or CFROI, as the key measure of stock assessment. We like this tool because it appears to work well. Like other measures, CFROI evaluates earnings and cash flow, but it also incorporates the amount of capital required to generate the earnings and cash flow. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows regardless of the market environment.

Our second point is simple. While we remain in a period of volatile global markets, there are signs of modest improvement around the world. We are, perhaps, at a better starting point now than at any other time over the past three years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographical Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

United Kingdom	32%	31%
Germany	14%	11%
Switzerland	14%	14%
France	14%	16%
Netherlands	7%	9%
Italy	4%	2%
Finland	4%	4%
Spain	4%	6%
Sweden	4%	2%
Other	3%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Financials	23%	20%
Energy	14%	14%
Health Care	14%	16%
Telecommunication Services	12%	8%
Consumer Staples	9%	9%
Consumer Discretionary	8%	10%
Industrials	6%	10%
Information Technology	5%	5%
Utilities	5%	4%
Other	4%	4%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (35.1% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.2%
2. Total SA Producer of oil and natural gas	France	4.2%
3. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.8%
4. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.7%
5. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	3.4%
6. BP PLC Explorer and producer of oil and natural gas	United Kingdom	3.3%
7. Nestle SA Producer and seller of food products	Switzerland	3.3%
8. Deutsche Telekom AG Provider of telecommunication services	Germany	3.1%
9. Telefonica SA Provider of telecommunication services	Spain	3.1%
10. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 97.0%
Belgium 2.1%
Dexia	461,720	5,300,222
Interbrew	108,420	2,423,730
		7,723,952
Denmark 1.1%
Danske Bank AS	113,060	2,178,715
Group 4 Falck AS	95,370	1,665,526
		3,844,241
Finland 4.0%
Nokia Oyj	740,140	12,541,745
Stora Enso Oyj "R"	181,610	1,977,168
		14,518,913
France 13.4%
Aventis SA	191,537	9,743,263
BNP Paribas SA	47,760	2,245,321
Groupe Danone	33,569	4,757,760
Pechiney SA "A"	138,686	4,007,173
Schneider Electric SA	139,246	6,602,346
Suez SA	202,870	3,308,400
Total SA	116,421	15,290,232
Valeo SA	106,460	3,054,620
		49,009,115
Germany 12.9%
BASF AG	49,290	2,184,474
Bayerische Motoren Werke AG	99,370	3,321,019
Deutsche Boerse AG	50,980	2,370,490
Deutsche Telekom AG (Registered)	856,440	11,468,290
E.ON AG	130,172	6,183,743
Infineon Technologies AG*	488,160	3,601,231
Metro AG	151,824	4,174,653
RWE AG*	141,540	3,828,595
Schering AG	60,840	2,716,758
Siemens AG	100,447	4,973,769
Volkswagen AG	66,531	2,335,063
		47,158,085
Italy 4.2%
Assicurazioni Generali SpA*	100,890	2,321,931
Eni SpA	626,950	8,948,880
Telecom Italia SpA*	495,840	4,056,930
		15,327,741
Netherlands 7.3%
ABN AMRO Holding NV	351,220	5,943,606
Akzo Nobel NV	120,381	2,680,354
ASML Holding NV*	86,028	744,262
ING Groep NV	290,190	4,719,438
Koninklijke (Royal) Philips Electronics NV	570,580	10,631,561
TPG NV	119,704	1,870,513
		26,589,734
Spain 3.9%
Banco Popular Espanol SA	57,450	2,789,490
Telefonica SA*	1,019,267	11,290,321
		14,079,811
Sweden 3.7%
Sandvik AB	99,390	2,533,284
Securitas AB "B"	368,530	4,335,328
Svenska Handelsbanken AB "A"	407,440	6,490,601
		13,359,213
Switzerland 13.4%
Converium Holding AG	36,040	1,629,235
Nestle SA (Registered)	58,957	12,031,597
Novartis AG (Registered)	271,300	10,712,636
Roche Holding AG	155,200	9,885,423
Swiss Re (Registered)	96,934	6,338,735
Syngenta AG	75,030	3,876,375
UBS AG (Registered)	96,760	4,595,547
		49,069,548
United Kingdom 31.0%
AstraZeneca PLC	226,640	8,898,246
Barclays PLC	772,530	5,340,314
Boots Group PLC	199,390	1,825,557
BP PLC	1,900,441	12,050,748
British Sky Broadcasting Group PLC	328,410	3,405,985
GlaxoSmithKline PLC	388,724	7,795,704
HSBC Holdings PLC	993,380	10,890,286
Imperial Tobacco Group PLC	250,960	4,202,112
Legal & General Group PLC	2,810,871	3,483,847
National Grid Transco PLC	262,630	1,726,246
Royal Bank of Scotland Group PLC	532,081	13,963,773
Scottish & Southern Energy PLC	203,830	2,096,020
Shell Transport & Trading Co., PLC	2,272,438	13,619,154
The Sage Group PLC	1,095,990	2,431,958
Unilever PLC	597,940	5,880,973
Vodafone Group PLC	7,813,031	15,431,315
		113,042,238
Total Common Stocks (Cost $351,745,903)		353,722,591

Preferred Stock 1.0%
Germany
Henkel KGaA (Cost $3,574,798)	56,800	3,663,271

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $7,467,624)	7,467,624	7,467,624
Total Investment Portfolio - 100.0% (Cost $362,788,325) (a)		364,853,486

* Non-income producing security.
(a) The cost for federal income tax purposes was $365,435,357. At April 30, 2003, net unrealized depreciation for all securities based on tax cost was $581,871. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,734,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,316,206.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $362,788,325)	$ 364,853,486
Receivable for investments sold	6,566,878
Dividends receivable	1,528,283
Interest receivable	2,973
Receivable for Fund shares sold	69,434
Foreign taxes recoverable	1,384,335
Total assets	374,405,389
Liabilities
Payable for investments purchased	7,527,111
Payable for Fund shares redeemed	286,202
Accrued management fee	265,620
Other accrued expenses and payables	148,249
Total liabilities	8,227,182
Net assets, at value	$ 366,178,207
Net Assets
Net assets consist of: Undistributed net investment income (loss)	1,590,442
Net unrealized appreciation (depreciation) on: Investments	2,065,161
Foreign currency related transactions	233,891
Accumulated net realized gain (loss)	(281,366,043)
Paid-in capital	643,654,756
Net assets, at value	$ 366,178,207

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($7,756,309 / 421,759 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 18.39
Maximum offering price per share (100 / 94.25 of $18.39)	$ 19.51
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($277,818 / 15,283 of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 18.18
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($258,712 / 14,225 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 18.19
Maximum offering price per share (100 / 99.00 of $18.19)	$ 18.37
Class AARP Net Asset Value, offering and redemption price per share ($1,886,295 / 102,460 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.41
Class S Net Asset Value, offering and redemption price (a) per share ($355,999,073 / 19,330,980 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.42

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $726,933)	$ 4,264,595
Interest	116,842
Total Income	4,381,437
Expenses: Management fee	1,906,942
Distribution service fees	3,933
Directors' fees and expenses	17,186
Administrative fee	809,602
Other	9,169
Total expenses	2,746,832
Net investment income (loss)	1,634,605
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(35,586,515)
Foreign currency related transactions	92,054
(35,494,461)
Net unrealized appreciation (depreciation) during the period on: Investments	38,695,880
Foreign currency related transactions	116,611
38,812,491
Net gain (loss) on investment transactions	3,318,030
Net increase (decrease) in net assets resulting from operations	$ 4,952,635

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ 1,634,605	$ 3,109,291
Net realized gain (loss) on investment transactions	(35,494,461)	(79,653,018)
Net unrealized appreciation (depreciation) on investment transactions during the period	38,812,491	(21,280,083)
Net increase (decrease) in net assets resulting from operations	4,952,635	(97,823,810)
Distributions to shareholders from: Net investment income: Class A	(4,080)	(1,528)
Class AARP	(12,505)	(9,292)
Class S	(2,592,180)	(2,158,582)
Fund share transactions: Proceeds from shares sold	31,880,180	162,684,885
Reinvestment of distributions	2,419,776	1,928,583
Cost of shares redeemed	(95,136,340)	(365,304,368)
Redemption fees	22,990	96,258
Net increase (decrease) in net assets from Fund share transactions	(60,813,394)	(200,594,642)
Increase (decrease) in net assets	(58,469,524)	(300,587,854)
Net assets at beginning of period	424,647,731	725,235,585
Net assets at end of period (including undistributed net investment income of $1,590,442 and $2,564,602, respectively)	$ 366,178,207	$ 424,647,731

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.06	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	.34	(4.09)	(3.65)
Total from investment operations	.40	(4.03)	(3.66)
Less distributions from: Net investment income	(.07)	(.04)	-
Redemption fees	-	-***	-
Net asset value, end of period	$ 18.39	$ 18.06	$ 22.13
Total Return (%)[d]	2.20**	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	1.72
Ratio of expenses (%)	1.68*	1.66	1.64*
Ratio of net investment income (loss) (%)	.62*	.25	(.07)*
Portfolio turnover rate (%)	66*	89	104
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.85	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	.34	(4.07)	(3.64)
Total from investment operations	.33	(4.17)	(3.77)
Redemption fees	-	-***	-
Net asset value, end of period	$ 18.18	$ 17.85	$ 22.02
Total Return (%)[d]	1.85**	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.28	.25	.05
Ratio of expenses (%)	2.47*	2.46	2.44*
Ratio of net investment income (loss) (%)	(.17)*	(.55)	(.87)*
Portfolio turnover rate (%)	66*	89	104
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.86	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.34	(4.05)	(3.67)
Total from investment operations	.33	(4.15)	(3.78)
Redemption fees	-	-***	-
Net asset value, end of period	$ 18.19	$ 17.86	$ 22.01
Total Return (%)[d]	1.85**	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.26	.28	.06
Ratio of expenses (%)	2.46*	2.43	2.42*
Ratio of net investment income (loss) (%)	(.16)*	(.52)	(.85)*
Portfolio turnover rate (%)	66*	89	104
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.10	$ 22.17	$ 31.14	$ 32.02
Income (loss) from investment operations: Net investment income (loss)[c]	.08	.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	.35	(4.11)	(7.82)	(.85)
Total from investment operations	.43	(4.00)	(7.76)	(.88)
Less distributions from: Net investment income	(.12)	(.07)	(.01)	-
Net realized gains on investment transactions	-	-	(1.20)	-
Total distributions	(.12)	(.07)	(1.21)	-
Redemption fees	-	-***	-	-
Net asset value, end of period	$ 18.41	$ 18.10	$ 22.17	$ 31.14
Total Return (%)	2.37**	(18.10)	(26.01)	(2.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	1
Ratio of expenses (%)	1.44*	1.38	1.37	1.35*
Ratio of net investment income (loss) (%)	.86*	.53	.24	(.09)**
Portfolio turnover rate (%)	66*	89	104	72
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 18.11	$ 22.17	$ 31.14	$ 28.13	$ 24.23	$ 21.17
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.11	.06	.07	.10[c]	.16
Net realized and unrealized gain (loss) on investment transactions	.35	(4.10)	(7.82)	3.12	3.86	4.74
Total from investment operations	.43	(3.99)	(7.76)	3.19	3.96	4.90
Less distributions from: Net investment income	(.12)	(.07)	(.01)	(.08)	(.06)	(.54)
Net realized gains on investment transactions	-	-	(1.20)	(.10)	-	(1.30)
Total distributions	(.12)	(.07)	(1.21)	(.18)	(.06)	(1.84)
Redemption fees	-	-***	-	-	-	-
Net asset value, end of period	$ 18.42	$ 18.11	$ 22.17	$ 31.14	$ 28.13	$ 24.23
Total Return (%)	2.36**	(18.09)	(25.97)	11.31	16.36	24.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	356	421	721	1,410	1,035	1,132
Ratio of expenses (%)	1.44*	1.38	1.37	1.42[d]	1.46	1.48
Ratio of net investment income (loss) (%)	.86*	.53	.24	.22	.37	.63
Portfolio turnover rate (%)	66*	89	104	72	83	93
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $242,381,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000) and October 31, 2010 ($87,874,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 2,564,602
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (242,381,000)
Net unrealized appreciation (depreciation) on investments	$ (40,121,811)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 2,169,402

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $125,301,281 and $194,849,798, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Effective January 1, 2003, the Fund's Directors approved new Administrative Fee rates of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 2,613	$ 592
Class B	585	91
Class C	623	95
Class AARP	4,103	718
Class S	801,678	134,455
	$ 809,602	$ 135,951

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 937	$ 143
Class C	1,031	152
	$ 1,968	$ 295

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 1,346	$ 830.23%
Class B	291	77.23%
Class C	328	75.24%
	$ 1,965	$ 982

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003, aggregated $9.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $25 and none, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2003, SDI received $1,496.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $20,332 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purpose of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	462,511	$ 8,365,798	1,380,769	$ 27,771,016
Class B	65,497	1,126,575	24,253	469,568
Class C	23,460	424,344	64,508	1,283,644
Class AARP	109,477	1,864,556	775,828	15,551,410
Class S	1,160,208	20,098,907	5,413,119	117,609,247
		$ 31,880,180		$ 162,684,885
Shares issued to shareholders in reinvestment of distributions
Class A	212	$ 3,823	62	$ 1,375
Class AARP	655	11,843	402	8,963
Class S	133,044	2,404,110	85,905	1,918,245
		$ 2,419,776		$ 1,928,583
Shares redeemed
Class A	(98,367)	$ (1,721,812)	(1,355,827)	$ (27,197,592)
Class B	(64,334)	(1,106,407)	(12,321)	(227,547)
Class C	(25,093)	(446,438)	(51,556)	(1,006,730)
Class AARP	(118,501)	(2,042,981)	(796,933)	(16,239,314)
Class S	(5,212,794)	(89,818,702)	(14,788,165)	(320,633,185)
		$ (95,136,340)		$ (365,304,368)
Redemption Fees	-	$ 22,990	-	$ 96,258
Net increase (decrease)
Class A	364,356	$ 6,647,809	25,004	$ 574,799
Class B	1,163	20,168	11,932	242,021
Class C	(1,633)	(22,094)	12,952	276,914
Class AARP	(8,369)	(166,582)	(20,703)	(678,941)
Class S	(3,919,542)	(67,292,695)	(9,289,141)	(201,009,435)
		$ (60,813,394)		$ (200,594,642)

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SERAX	811165-695
Class B	SERBX	811165-687
Class C	SERCX	811165-679

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SGEGX	177
Class S	SCGEX	077

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ----------------------------